UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2025

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 High Street,
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 327-8376

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 1, 2025, Eastern Bankshares, Inc. (“Eastern”), the holding company for Eastern Bank, completed its acquisition of HarborOne Bancorp, Inc. (“HarborOne”) and its subsidiaries, including HarborOne Bank and HarborOne Mortgage, LLC (“HarborOne Mortgage”).

Effective Time of Merger

Pursuant to the terms of the Agreement and Plan of Merger, dated April 24, 2025 (the “Merger Agreement”), by and among Eastern, Eastern Bank, HarborOne and HarborOne Bank, on November 1, 2025 at 12:01 a.m. (Eastern Time) (the “Effective Time”), HarborOne merged with and into Eastern, with Eastern as the surviving entity (the “Holdco Merger”), and, immediately thereafter, HarborOne Bank merged with and into Eastern Bank, with Eastern Bank as the surviving entity (the “Bank Merger” and, together with the Holdco Merger, the “Merger Transaction”). Eastern intends to continue to operate HarborOne Mortgage as a wholly owned subsidiary of Eastern Bank until February 2026, at which time Eastern will merge HarborOne Mortgage with and into Eastern Bank.

Merger Consideration and Proration Results

Under the terms of the Merger Agreement, each share of HarborOne common stock issued and outstanding immediately prior to the Effective Time, other than each share, if any, held by HarborOne as treasury stock or owned directly by Eastern, was converted automatically at the Effective Time into the right to receive, at the election of the holder of such share of HarborOne common stock, and subject to the allocation, proration and other procedures specified in the Merger Agreement, either:

•	0.765 shares of Eastern common stock per share of HarborOne common stock (the “Exchange Ratio”), and cash in lieu of any fractional share (together, the “Stock Consideration”); or

•	$12.00 per share in cash of HarborOne common stock (the “Cash Consideration”).

The Stock Consideration and Cash Consideration are sometimes collectively referred to as the “Merger Consideration.” The receipt of the Merger Consideration will be subject in each case to applicable withholding taxes, if any, and will be payable without interest.

Each share of Eastern common stock outstanding immediately prior to the Effective Time remained outstanding and was unaffected by the Merger.

The allocation and proration provisions in the Merger Agreement are designed to ensure that the total number of shares of HarborOne common stock entitled to receive the Stock Consideration will be greater than or equal to 75% but not more than 85% of the aggregate number of shares of HarborOne common stock issued and outstanding immediately prior to the Effective Time (including for these purposes the shares of HarborOne common stock subject to HarborOne restricted stock awards, but excluding shares of HarborOne common stock, if any, to be cancelled as provided in the Merger Agreement), and all other shares of HarborOne common stock issued and outstanding immediately prior to the Effective Time will be entitled to receive the Cash Consideration.

As previously announced, the election deadline for holders of HarborOne common stock to elect the form of consideration they wished to receive in the Merger, subject to the allocation, proration and other procedures set forth in the Merger Agreement, was 5:00 p.m. (Eastern Time) on October 28, 2025. Of the total number of shares of HarborOne common stock outstanding immediately prior to the Effective Time (including the shares of HarborOne common stock subject to restricted stock awards that had the same election rights as shares of HarborOne common stock), approximately 91.87% of shares timely elected to receive the Stock Consideration (the “stock election shares”), approximately 2.03% of shares timely elected to receive the Cash Consideration (the “cash election shares”), and approximately 6.10% of shares did not make a timely election (the “non-election shares”). After giving effect to the allocation and proration procedures set forth in the Merger Agreement, approximately 84.99% of each holder’s stock election shares were converted into the right to receive the Stock Consideration, approximately 15.01% of each holder’s stock election shares were converted into the right to receive the Cash Consideration and all cash election shares and non-election shares were converted into the right to receive the Cash Consideration, such that 84.99% of the shares of HarborOne common stock (including the shares of HarborOne common stock subject to restricted stock awards) outstanding immediately prior to the Effective Time were converted into the right to receive the Stock Consideration and 15.01% of the shares of HarborOne common stock (including the shares of HarborOne common stock subject to restricted stock awards) outstanding immediately prior to the Effective Time were converted into the right to receive the Cash Consideration.

Eastern issued a total of approximately 41,430,788 shares of Eastern common stock in the Merger, including in settlement of awards of HarborOne performance-based stock units (“PSUs”) and time-based restricted stock awards (“RSAs”) outstanding immediately prior to the Effective Time.

The Cash Consideration was funded through cash on hand at Eastern, including a $125 million dividend from Eastern Bank.

Treatment in the Merger of Restricted Shares of HarborOne Common Stock

Each restricted share of HarborOne common stock that was outstanding immediately prior to the Effective Time became fully vested and converted automatically at the Effective Time into the right to receive the Merger Consideration, with the same election right as all other shares of HarborOne common stock.

Treatment in the Merger of Options to Acquire HarborOne Common Stock

As of the Effective Time, each HarborOne stock option that was outstanding and unexercised immediately prior to the Effective Time, automatically and without any required action on the part of the holder thereof, was converted into an Eastern stock option (each a “Rollover Option”) to purchase that number of whole shares of Eastern common stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of HarborOne common stock subject to such HarborOne stock option multiplied by (ii) the Exchange Ratio, with each Rollover Option having an exercise price per share of Eastern common stock (rounded up to the nearest whole cent) equal to the quotient of (x) the exercise price per share of such HarborOne stock option divided by (y) the Exchange Ratio. Except as expressly provided in the immediately preceding sentence, each Rollover Option will be subject to the same terms and conditions (including vesting and exercisability terms) as applied to the corresponding HarborOne stock option immediately prior to the Effective Time.

Incorporation by Reference of Merger Agreement

The foregoing description of the Merger Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Eastern’s Form 8-K filed on April 24, 2025 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, Eastern and Eastern Bank appointed Joseph F. Casey and Michael J. Sullivan to become directors of Eastern and Eastern Bank, effective as of the Effective Time, with Mr. Casey’s term as a director of Eastern to expire in 2027 and Mr. Sullivan’s term to expire in 2026.

Mr. Casey was appointed a member of the Risk Management Committee of the Boards of Directors of Eastern and Eastern Bank and was also appointed to the Board of Trustees of the Eastern Bank Foundation.

Mr. Sullivan was appointed a member of the Nominating and Governance Committees of the Boards of Directors of Eastern and Eastern Bank and a member of the Trust Committee of Eastern Bank.

Immediately prior to the Effective Time, Mr. Casey was the President, Chief Executive Officer and Member of the Boards of Directors of HarborOne and HarborOne Bank, and Mr. Sullivan was the Chairman of the Boards of Directors of HarborOne and HarborOne Bank.

The only transaction since the beginning of Eastern’s last fiscal year on January 1, 2024, or any currently proposed transaction, in which Eastern was or is to be a participant and for which the amount involved exceeds $120,000, and in which either Mr. Casey or Mr. Sullivan had or will have a direct or indirect material interest is the Merger Transaction described above under Item 2.01.

Item 7.01.	Regulation FD Disclosure.

Eastern’s November 3, 2025 Press Release

On November 3, 2025, Eastern issued a press release, confirming that the Merger Transaction was effective on November 1, 2025 and announcing the results of the proration of the Merger Consideration described above. A copy of that press release is provided herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, is being furnished and not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be subject to the liabilities under that Section nor be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Biographical Information regarding Messrs. Casey and Sullivan

Joseph F. Casey served as President and Chief Executive Officer of HarborOne since 2022 and as President and Chief Operating Officer from 2018 to 2022. He previously was Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer of HarborOne from 2016 to 2018 and became President and Chief Operating Officer of HarborOne Bank in February 2017, when he also became a member of each of the HarborOne and HarborOne Bank Board of Directors. Before that, Mr. Casey served as Executive Vice President and Chief Financial Officer of HarborOne Bank from 2006 to 2015 and Senior Vice President and Chief Financial Officer from 2004 to 2006. Prior to joining HarborOne Bank, Mr. Casey was Vice President at Seacoast Financial Services in New Bedford, Massachusetts, and Senior Vice President, Chief Financial Officer and Treasurer at Compass Bank for Savings in New Bedford, Massachusetts, from 2003 to 2004. He held various titles, including Chief Financial Officer, Treasurer, Controller and Internal Auditor during his 17 years with Andover Bancorp, Inc. in Andover, Massachusetts. Mr. Casey is an inactive Certified Public Accountant. The Boards of Directors of Eastern and Eastern Bank appointed Mr. Casey to serve as a director of Eastern and Eastern Bank because of his extensive banking, financial and accounting experience, and strong customer and community relationships within Eastern’s expanded market area.

Michael J. Sullivan has been a partner at the Ashcroft Law Firm, LLC in Boston, Massachusetts since 2009. Before that, Mr. Sullivan was a United States Attorney for the District of Massachusetts from 2001 to 2009. From 2006 until January 2009, Mr. Sullivan served as a presidentially nominated Director of the Bureau of Alcohol, Tobacco, Firearms and Explosives in Washington, DC, and from 1995 to 2001 he served as the District Attorney for Plymouth County, Massachusetts. Mr. Sullivan has served as Chairman of the Board of HarborOne and HarborOne Bank since 2018. He has been a member of the Board of Director of Signature Healthcare since May 2009 and served on the Board of Directors of Consumer Credit Counseling Services from 1986 to 1989. The Boards of Directors of Eastern and Eastern Bank appointed Mr. Sullivan to serve as a director of Eastern and Eastern Bank due to his recognized legal expertise in governance, corporate compliance and security, and extensive experience with ethics, policy and regulatory matters as well as his deep ties to the communities served by Eastern.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements.

Factors relating to the proposed Merger Transaction that could cause or contribute to actual results differing materially from expected results include, but are not limited to, the possibility that revenue or expense synergies or the other expected benefits of the Merger Transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that after the completion of the Merger Transaction, Eastern or HarborOne may not perform as expected due to Merger Transaction-related uncertainty or other factors; that Eastern is unable to successfully implement its integration strategies; reputational risks and the reaction of the companies’ customers to the Merger Transaction; the inability to implement onboarding or transition plans and other consequences associated with the Merger Transaction; continued pressures and uncertainties within the banking industry and Eastern and HarborOne’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, and legislative, regulatory, and fiscal policy changes and related compliance costs; and diversion of management time on Merger Transaction-related issues.

These forward-looking statements are also subject to the risks and uncertainties applicable to our respective businesses generally that are disclosed in Eastern’s and HarborOne’s respective 2024 Annual Reports on Form 10-K. Eastern’s and HarborOne’s Securities and Exchange Commission (“SEC”) filings are accessible on the SEC’s website at sec.gov and on their respective corporate websites of Eastern and HarborOne at investor.easternbank.com and harboronebancorp.com. These web addresses are included as inactive textual references only. Information on these websites is not part of this document. For any forward-looking statements made in this Current Report on Form 8-K or the press release provided herewith as Exhibit 99.1, Eastern claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Except as required by law, Eastern specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 24, 2025, by and among Eastern Bankshares, Inc., Eastern Bank, HarborOne Bancorp, Inc. and HarborOne Bank (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Eastern Bankshares, Inc. filed on April 24, 2025)

99.1	Press Release, dated November 3, 2025

104	Cover Page Interactive Data File (embedded within Inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

	By:	/s/ R. David Rosato
DATE: November 3, 2025		R. David Rosato
Chief Financial Officer